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                                                                    EXHIBIT 10.1


                                    SUBLEASE

                  THIS SUBLEASE, (this "Sublease") made as of the 21st day of September, 2001, between SOUTHERN PROGRESS CORPORATION, a Delaware corporation, having its principal office at 2100 Lakeshore Drive, Birmingham, Alabama 35209, hereinafter called "Sublessor", and PRINCETON VIDEO IMAGE, INC., a New Jersey Corporation, having its principal office at 15 Princess Road, Lawrenceville, New Jersey 08648, hereinafter called "Sublessee".


                                   WITNESSETH:

                  WHEREAS, pursuant to an Agreement of Lease dated June 3, 1994 (the "Original Lease"), as amended by, First Supplemental Agreement dated February 14, 2000, (the Original Lease and all amendments and supplements thereto are hereinafter referred to as the "Prime Lease"), Sublessor leases from The Prudential Insurance Company of America (the "Prime Lessor") certain premises (the "Prime Lease Premises") located in the building known as 100 Park Avenue, New York, New York 10017 (the "Building"), for a term expiring on November 30, 2009. A true and complete copy of the Prime Lease has been furnished by Sublessor to Sublessee; and

                  WHEREAS Sublessee desires to enter into a sublease with Sublessor for a portion of the Prime Lease Premises upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee intending to be legally bound hereby do hereby covenant and agree as follows:

                  1. Definitions. All capitalized terms referenced or used herein and not specifically defined or referenced shall have the meaning set forth in the Prime Lease.

                  2. Subleased Premises. Sublessor hereby subleases to Sublessee, and Sublessee hereby hires from Sublessor a portion of the nineteenth
(19th) floor of the Building as more particularly described on the floor plan attached hereto and made a part hereof as Exhibit A (the "Subleased Premises").

                  3. Term. The term ("Term") of this Sublease shall commence on the later of (x) October 1, 2001, and (y) the date Sublessor obtains all of the consents to this Sublease required under the Prime Lease (the "Commencement Date"), and shall expire on November 30, 2009, (the "Expiration Date"), unless sooner terminated as hereinafter provided or pursuant to law.

                  4. Uses. Sublessee shall use and occupy the Subleased Premises for executive and general offices, and for no other purpose except as may be agreed upon in writing by Sublessor and Sublessee, but in no event in violation of the Prime Lease. Sublessee shall comply with (a) the Prime Lease, (b) any certificate of occupancy relating to the Subleased Premises, (c) all present and future laws, statutes, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments asserting jurisdiction over the
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Subleased Premises and (d) all requirements applicable to the Subleased Premises of the board of fire underwriters and/or the fire insurance rating or similar organization performing the same or similar function.

                  5. Fixed Rent; Additional Rent. (a) Sublessee shall pay to Sublessor a fixed rent, exclusive of electricity, at an annual rate as follows:

                  (i) $185,346 per annum ($15,445.50 per month) for the period commencing on the one hundred twentieth (120th) day immediately following the Commencement Date through and including November 30, 2005; and



                  (ii) $194,172 per annum ($16,181.00 per month) for the period commencing on December 1, 2005 through the Expiration Date.



                  (b) All fixed rent shall be paid in equal monthly installments in advance on the first (1st) day of each and every calendar month of the Term hereof, commencing on the Commencement Date hereof; provided, however, that if the Commencement Date (or if the date on which the Term of this Sublease shall expire or sooner terminate) shall be other than the first day (or last day) of a calendar month, then Sublessee shall pay prorated fixed rent for such partial calendar month occurring within the Term hereof. All payments of fixed rent and additional rent shall be payable to, and delivered to, Sublessor at 2100 Lakeshore Drive, Birmingham, Alabama 35209 to the attention of: Ms. Grace Means, or to such other place as Sublessor may designate upon thirty (30) days prior written notice to Sublessee.

                  (c) In addition to, and not in lieu of, the fixed rent payable above, Sublessee shall pay (such payment herein referred to as "Sublessee's Tax Payment") to Sublessor as additional rent, Sublessee's proportionate share of the amount by which Taxes (as defined in the Prime Lease) for the tax year in question (any part of which shall occur during the Term, but only as to such part thereof which occurs during the Term) shall exceed the Taxes for the 2001/2002 tax year. Sublessee's Tax Payment shall be calculated in accordance with the provisions of Article 3 of the Prime Lease, except that Sublessee's proportionate share shall be deemed to be .5357%. Sublessee's Tax Payment shall be paid to Sublessor within thirty (30) days after receipt of an invoice therefor, which shall be accompanied by a copy of the tax bill.

                  (d) In addition to, and not in lieu of, the fixed rent payable above, Sublessee shall pay (such payment herein referred to as "Sublessee's Operating Payment") to Sublessor as additional rent, Sublessee's proportionate share of the amount by which Operating Expenses (as defined in the Prime Lease) for the calendar year in question (any part of which shall occur during the Term, but only as to such part thereof which occurs during the Term) shall exceed Operating Expenses for the 2001 calendar year. Sublessee's Operating Payment shall be calculated in accordance with the provisions of Article 3 of the Prime Lease, except that Sublessee's proportionate share shall be deemed to be .5595%. Sublessee's Operating Payment shall be paid to Sublessor within thirty (30) days after receipt of an invoice therefor.

                  (e) Except as otherwise provided for herein, in addition to fixed rent, Sublessee shall pay to Sublessor, as additional rent (i) all additional rent which Sublessor is obligated to pay under the Prime Lease as a result of services requested by Sublessee which are in addition to those services which Prime Lessor is required to provide under the Prime Lease without additional charge and (ii) all fees, charges and other amounts, if any, required under the terms of the Prime Lease to be paid by Sublessor to Prime Lessor on account of any (x) act,
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omission or use of the Subleased Premises, and/or (y) default by Sublessee under this Sublease or the Prime Lease. Sublessee's obligation to pay additional rent shall survive the expiration or other termination of the Term.

                  (f) All fixed rent, additional rent and other charges payable by Sublessee pursuant to this Sublease shall be paid in lawful money of the United States of America, without any deduction, set-off or abatement whatsoever, except as may hereinafter be specifically provided.

                  (g) All costs and expenses and other amounts which Sublessee agrees to pay, pursuant to the provisions of this Sublease, shall be deemed additional rent, and in the event of nonpayment, Sublessor shall have the rights and remedies herein provided for in the case of nonpayment of fixed rent.

                  6. Electricity. In addition to, and not in lieu of, the fixed rent payable above, Sublessee shall pay to Sublessor as additional rent each month, an amount equal to the product of (a) $3.00 ("Sublessor's Initial Estimate"), subject to adjustment for any increases in rates or taxes, and (b) the number of rentable square feet in the Subleased Premises, for electricity charges. However, notwithstanding anything contained herein to the contrary, Sublessor, or a consultant selected by Sublessor, shall have the right to enter the Subleased Premises and Sublessee shall permit Sublessor or said consultant to have access to Sublessee's electrical facilities at all reasonable times to determined if Sublessee's use of the utilities in the Subleased Premises differs from Sublessor's Initial Estimate. If Sublessee's use of the utilities in the Subleased Premises does differ from Sublessor's Initial Estimate, Sublessor shall furnish to Sublessee a statement of Sublessor's determination as to the amount that Sublessee shall pay Sublessor on a monthly basis for electricity, and the same shall become binding upon the parties unless, within thirty (30) days, Sublessee notifies Sublessor that it disputes the amount of such payment, in which event the parties shall in good faith make reasonable attempts to come to an agreement, and, if Sublessor and Sublessee cannot agree thereon, the amount of such adjustment shall be determined, based on standard practices, by an independent consultant selected by Sublessor and approved by Sublessee, which approval shall not be unreasonably withheld or delayed. Sublessee shall permit said independent consultant to have access to the Subleased Premises and Sublessee's electrical facilities for the foregoing purpose at all reasonable times. The fee of such consultant shall be paid by Sublessee unless such consultant finds that Sublessor's determination was overstated by more than ten percent (10%), in which case the fee shall be paid by Sublessor. When the amount of such payment is so determined, Sublessor and Sublessee shall execute a supplementary agreement to reflect such amount, which shall be made retroactively if necessary. Any adjustment shall be effective even if such supplementary agreement is not executed and delivered. Pending the determination of the amount of the payment, Sublessee shall pay to Sublessor the amount of such payment as specified in Sublessor's statement. Thereafter if it is determined that Sublessee has overpaid, Sublessee shall receive a credit against fixed rent in the amount of the overpayment, said credit to be applied against the next accruing installment(s) of fixed rent.

                  7. Insurance. Sublessee, at its sole cost and expense, shall maintain at all times during the Term (a) a policy of comprehensive general liability and property damage liability insurance in a single limit of not less than Three Million ($3,000,000) Dollars covering death or injury to any person as well as property damage, (b) insurance (with no more than a $10,000 deductible) covering all of Sublessee's property, including, without limitation,
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Sublessee's fixtures, furniture, machinery, equipment and other personal property and any property of third parties located in the Subleased Premises against all risks and perils for physical loss and damage for the full replacement value thereof and, (c) and such other insurance in such amounts as required to be carried by Sublessor under the Prime Lease. Such policy shall include Sublessor, Prime Lessor, and such other parties as Sublessor may reasonably designate, as named insureds. Copies of all such insurance policies or certificates of insurance evidencing such insurance shall be delivered to Sublessor on or before the Commencement Date. All insurance required to be carried by Sublessee shall comply with the provisions of Article 9 of the Prime Lease and shall provide that such insurance shall not be cancelled or materially amended without at least thirty (30) days prior written notice to Sublessor and all named insureds.

                  8. Preparation for Occupancy. At the commencement of the Term, Sublessee shall accept the Subleased Premises in its then "as is" condition. Sublessor shall not be required to perform work of any kind or nature to prepare the Subleased Premises for Sublessee's use and occupancy. Sublessee hereby releases Sublessor from any and all liability resulting from (a) any latent or patent defects in the Subleased Premise, (b) the failure of the Subleased Premises to comply with any legal requirements applicable thereto, or (c) the status of the title to the Subleased Premises. Sublessee acknowledges that Sublessor has made no statements, representations, covenants or warranties with respect to (x) the condition or manner of construction of the Building or any improvements constructed in the Subleased Premises, (y) the uses or purposes for which the Subleased Premises may be lawfully occupied, or (z) any encumbrances, covenants, restrictions or agreements affecting title to the Subleased Premises. Sublessee also agrees that, in executing this Sublease, it has not relied upon or been induced by any statements, representations, covenants or warranties whatsoever by Sublessor or any other party. Sublessee has relied solely on such statements, representations, covenant and warranties, if any, as are expressly made herein and on such investigations, examinations and inspections as Sublessee has chosen to make or has made.

                  9. Subject To; Incorporation of Prime Lease; Attornment. (a) This Sublease is subject and subordinate to the Prime Lease (as it may hereinafter be amended) and to all matters to which the Prime Lease is subject and subordinate with the same force and effect as if fully set forth herein at length, excepting only as otherwise specifically provided herein. All of the terms with which Sublessor is bound to comply under the Prime Lease shall, to the extent only that they apply to the Subleased Premises and except as otherwise provided herein, be binding upon Sublessee, and all of the obligations of Prime Lessor set forth in the Prime Lease shall, to the extent that they apply to the Subleased Premises, inure to Sublessee's benefit. It is the intention of the parties that, except as otherwise provided in this Sublease, the relationship between Sublessor and Sublessee shall be governed by the language of the various articles of the Prime Lease as if they were typed out in this Sublease in full, and the words "Landlord or Lessor", "Tenant or Lessee" and "Lease," as used in the Prime Lease, shall read, respectively, "Sublessor", "Sublessee" and "Sublease". Notwithstanding the foregoing, the time limits contained in the Prime Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right or remedy, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by five (5) days, so that in each instance Sublessee shall have five (5) days less time to observe or perform hereunder than Sublessor has as the tenant under the Prime Lease. In the event an inconsistency exists between the terms of the Prime Lease incorporated herein by reference and any of the terms, conditions or provisions of this Sublease, such inconsistency if it relates to obligations of or restrictions on Sublessee shall be resolved in favor of that obligation which is more onerous to Sublessee or that restriction which is more restrictive to Sublessee, as the case may be.

                  (b) All of the terms, covenants, conditions and agreements of the Prime Lease (other than (i) with respect to the Original Lease: those provisions relating to the recitals contained on the first page under the caption "WITNESSETH"; Sections 1.01, 1.05 3.01 (a), (b) and (f), 11.05 and 21.11, Articles 2, 4, 24, 25 (but only to the extent that the Prime Lessor is required to deliver a non-disturbance agreement), 31, 40, 43, 44, 45 and Schedules A, C and G (ii) with respect to the First Supplemental Agreement: those provisions relating to the recitals contained on the first page under the caption "WITNESSETH"; Articles 3, 4, 5, 6, 7 and 9, (iii) all provisions relating to the amount payable for fixed rent, electrical charges, HVAC charges and condenser and/or chilled water, all of which are specifically provided for herein), are incorporated and made part of this Sublease as though fully set forth herein and shall apply to the Subleased Premises to the extent that the same are applicable and that specific provisions governing the rights and obligations of the parties are not otherwise set forth herein, and Sublessee shall be entitled to all of the rights and benefits of Sublessor, as tenant thereunder but only insofar as the Subleased Premises are concerned, except as modified and amended by this Sublease.

                  (c) In the event of, and upon the termination or cancellation of the Prime Lease pursuant to the terms and provisions thereof, this Sublease shall automatically cease and terminate. Sublessor agrees that it will not voluntarily terminate, or seek a termination, of the Prime Lease unless, in connection therewith, the Prime Lessor accepts this Sublease as a direct lease between Prime Lessor and Sublessee. Sublessee agrees to attorn to Prime Lessor in connection with any such acceptance by Prime Lessor of this Sublease as a direct lease.

                  (d) Notwithstanding any provision of this Sublease to the contrary, Sublessor shall have no obligation to perform any work, repairs, restorations or services in or to the Sublease Premises or to perform any other obligation which is the obligation of the Prime Lessor under the Prime Lease (including, without limitation, the furnishing of heat, air conditioning, water, cleaning, painting, electricity, installations, maintenance, repairs, elevator service, parking spaces or building lobby directory listings). Sublessee agrees that it shall be the responsibility of Prime Lessor to provide any such work, repairs, restorations and services and not that of Sublessor and that Sublessee shall accept performance by Prime Lessor as performance of such obligations pursuant hereto. The Sublessee shall rely upon, and look solely to Prime Lessor for the performance of any such work, repair, restorations or services. Sublessor shall in no event be liable to Sublessee nor shall the obligations of Sublessee hereunder be impaired or the performance thereof excused because of any (i) failure of Prime Lessor to keep observe or perform any of Prime Lessor's obligations pursuant to the Prime Lease, and (ii) the acts or omissions of Prime Lessor and each of its agents, contractors, servants, employees, invitees or licensees, unless such failure results from Sublessor's being in default under the Prime Lease (except and to the extent such default is caused by Sublessee or Sublessee's default hereunder) or from Sublessor's willful wrongdoing or that of its agents, contractors, servants, employees, invitees or licensees. If Prime Lessor shall default in any of its obligations to Sublessor with respect to the Subleased Premises, Sublessor shall, at Sublessee's sole costs and expenses, cooperate generally with Sublessee in seeking such performance and compliance on the part of Prime Lessor; provided, however, Sublessor shall not be obligated to commence any legal action or proceeding or take any steps to enforce Sublessor's rights against Prime Lessor. If, after written request from Sublessee, Sublessor shall fail or refuse to take appropriate action for the enforcement of its rights against Prime Lessor with respect to the Subleased Premises, Sublessee shall have the right to take such action in its own name and, for that purpose and only to such extent, all of the right of Sublessor under the Prime Lease hereby are conferred upon and assigned to Sublessee. No such failure or refusal shall constitute an eviction, actual or constructive, and Sublessee shall not be entitled to cancel this Sublease or to any reduction or abatement of the rent reserved herein. If Prime Lessor shall be entitled to any payment or remuneration by reason of additional services provided at the request of Sublessee pursuant to appropriate provisions of the Prime Lease, Sublessee shall pay the same promptly on demand as additional rent hereunder.

                  (e) With respect to all provisions of the Prime Lease that are incorporated herein by reference (whether or not such provisions have been modified), which require the approval or consent of Prime Landlord, Sublessee shall be required to obtain the approval or consent of both Sublessor and Prime Landlord.

                  10. Quiet Enjoyment. (a) Sublessor represents that the Prime Lease is in full force and effect. Sublessor covenants and agrees with Sublessee that upon Sublessee paying the annual rent and additional rent reserved in this Sublease and observing and performing all of the other obligations, terms, covenants and conditions of this Sublease on Sublessee's part to be observed and performed, Sublessee may peaceably and quietly enjoy the Subleased Premises during the Term; provided, however, that this Sublease shall automatically terminate upon termination of the Prime Lease and Sublessee shall have no claim against Sublessor unless such termination was caused by the default of Sublessor in the performance of its obligations under the Prime Lease which have been assumed by Sublessor under this Sublease and have not been assumed by Sublessee hereunder.

                  (b) Sublessee covenants and agrees that Sublessee shall not do or suffer or permit anything to be done which would constitute a default under the Prime Lease or would cause the Prime Lease to be canceled, terminated or forfeited by virtue of any rights of cancellation, termination, or forfeiture reserved or vested in Prime Lessor under the Prime Lease or subject Sublessor to any liability or responsibility for injury or damage to persons or property. Sublessee shall indemnify and hold harmless Prime Lessor and Sublessor from and against all claims, liabilities, losses, damages, actions, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) of any kind whatsoever which are due to or arise out of (i) any breach, violation, non-observance or non-performance of any covenant, condition or agreement contained in this Sublease on the part of Sublessee to be fulfilled, kept, observed or performed; (ii) any damage to property occasioned by Sublessee's construction, alteration, restoration, use or occupancy of the Subleased Premises or any other portion of the Building; and/or (iii) any injury to any person or persons, including death resulting at any time from Sublessee's construction, alteration, use or occupancy of the Subleased Premises on any other portion of the Building and caused by or resulting from the fault of the Sublessee, its agents, employees, contractors, subcontractors, visitors, licensees or subtenants, if any.

                  11. Notices. (a) Any notice, approval, demand or request under this Sublease shall be in writing and shall be considered properly delivered when addressed as hereinafter provided and delivered by registered or certified mail (return receipt requested) which is deposited in the United States general or branch post office, or delivered by private express mail service. Any notice, demand or request by Sublessee to Sublessor shall be addressed to
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Sublessor at 2100 Lakeshore Drive, Birmingham, Alabama 35209, Attention: Larry
Ethridge with a concurrent copy sent to Time Inc. at 1271 Avenue of the Americas, 6th Floor, New York, New York, 10020, Attention: Director of Real Estate, until otherwise directed in writing by Sublessor. Any notice, demand or request by Sublessor to Sublessee shall be addressed to Sublessor at 100 Park Avenue, New York, New York, 10017, Attention: Facilities Manager, with a concurrent copy sent to Princeton Video Image, Inc. at 15 Princess Road, Lawrenceville, New Jersey 08648, Attention: Larry Epstein, Vice President Finance and CFO, unless otherwise directed in writing by Sublessee. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

                  (b) Sublessee shall deliver to Sublessor copies of all notices, requests, demands or other communications received by Sublessee from the Prime Lessor which relate to Sublessee's occupancy of the Subleased Premises or this Sublease promptly after receipt thereof.

                  12. Assignment and Subletting. Except as permitted under
Section 11.02 of the Prime Lease, Sublessee shall not assign, transfer, pledge or otherwise encumber its interest in this Sublease, in whole or in part, or sublet or permit the subletting of the Subleased Premises, or permit the Subleased Premises or any part thereof to be occupied or used by any Person other than Sublessee, in each case without first obtaining the prior written consent of Sublessor and Prime Lessor in each instance, which consent Sublessor may withhold in its sole and absolute discretion. Notwithstanding the foregoing, Sublessor agrees not to unreasonably withhold its consent to any such proposed sublet or assignment, provided that the Prime Lessor shall have given its consent to such proposed sublet or assignment. As used in this Sublease, the word "Person" shall mean an individual, partnership, trust, corporation, limited liability company, firm or any other entity.

                  13. Repairs. Sublessee shall be solely responsible, at its sole cost and expense for making any and all repairs, replacements and restorations within the Subleased Premises and shall not look to Sublessor therefore to the extent that under the Prime Lease such obligations would be the obligations of tenant under the Prime Lease.

                  14. Casualty and Condemnation. Article 10, entitled "Damage by Fire or other Cause", and Article 14, entitled "Condemnation", of the Prime Lease are modified to provide that if by operation of either of these two Articles the Prime Lease is not terminated and continues in full force and effect, this Sublease shall not be terminated but shall also continue in full force and effect, except that until the Subleased Premises are restored in accordance with these two Articles there shall be a proportionate abatement (effective as of the date of such casualty or condemnation) of rent and additional rent (other than on account of utilities actually consumed by Sublessee) payable hereunder to the extent of the damaged portion of the Subleased Premises; provided, however, that such abatement shall in no event exceed the abatement granted to Sublessor under the Prime Lease for the Subleased Premises and, provided further, that no compensation or claim or reduction will be allowed or paid by Sublessor by reason of inconvenience, annoyance or injury to Sublessee's business arising from the necessity of effecting repairs to the Subleased Premises or any portion of the Building, whether such repairs are required by operation of these two Articles or any other provision of the Prime Lease.

                  15. Alterations. Sublessee may make such alterations to the Subleased Premises as Sublessor is permitted to do by the Prime Lease, on condition, however, that
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Sublessee shall first obtain (i) Sublessor's prior written consent thereto
(which consent may be withheld in Sublessor's sole discretion), and (ii) if required by the Prime Lease, the prior written consent of Prime Lessor. (Sublessee's request for Prime Lessor's required consent shall be transmitted by Sublessor to Prime Lessor.) Any alterations consented to by Sublessor and to be performed by Sublessee or its contractors, licensees, agents, servants or employees, shall not interfere with the use and enjoyment by Sublessor or by any other tenant in the Building, of its respective premises. All costs and expenses payable in connection with any alterations performed by or on behalf of Sublessee shall be borne solely by Sublessee and Sublessee shall, upon demand, reimburse Sublessor for any out-of-pocket costs and expenses, if any, incurred by Sublessor in connection therewith. Any such consented to alteration(s) shall be made subject to, and in accordance with, the applicable provisions of the Prime Lease, the rules and regulations of Prime Lessor and this Sublease.

                  16. Default. Any default by Sublessee hereunder or under the provisions of the Prime Lease and not cured, in the case of (i) a monetary default, within ten (10) days, or (ii) in case of a nonmonetary default, within thirty (30) days after the giving of notice, shall be deemed a default hereunder and thereunder and Sublessor may but shall not be obligated to cure any such default for the account of and expense of Sublessee, and the amount of any costs, payments or expenses incurred by Sublessor shall be deemed additional rent and payable by Sublessee on demand. In the event of any such default by Sublessee under this Sublease, Sublessor shall have the same rights and remedies against Sublessee under this Sublease as are available to the Prime Lessor against Sublessor in its capacity as tenant under the Prime Lease.

                  17. Limitation on Liability. Sublessee shall look only to Sublessor's estate and property in the Prime Lease (or the proceeds thereof) for the satisfaction of Sublessee's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Sublessor in the event of any default by Sublessor hereunder, and no other property or assets of Sublessor or any officer, director, employee or agent thereof, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Sublessee's remedies, and said parties shall have no personal liability, under or with respect to this Sublease, the relationship of Sublessor and Sublessee hereunder, or Sublessee's use or occupancy of the Subleased Premises.

                  18. Broker. Sublessor and Sublessee each represent that in the negotiation of this Sublease it dealt with no brokers other than Insignia/ESG, Inc. and Julien J. Studley, Inc. Each party hereby indemnifies the other against liability arising out of any inaccuracy or alleged in accuracy of the above representation by the indemnifying party. The covenants, representations and agreements of Sublessor and Sublessee set forth in this Paragraph shall survive the termination of this Sublease.

                  19. Waiver Of Jury Trial And Right To Counterclaim. Sublessee hereby waives all right to trial by jury in any summary or other action, proceeding, or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Sublessee, the Subleased Premises (including the use and/or occupancy thereof) and any claim of injury or damages with respect thereto. Sublessee also hereby waives all right to assert or interpose a counterclaim (but not the right to raise or assert valid defenses) in any summary proceeding or other action or proceeding to recover or obtain possession of the Subleased

Premises or for nonpayment of fixed rent or additional rent. The provisions of this paragraph shall survive the expiration or earlier termination of this Sublease.

                  20. Holdover. (a) If Sublessee remains in possession of the Subleased Premises after the expiration or other termination of the term of this Sublease without a new written lease or written extension of this Sublease, (i) Sublessee shall be deemed a tenant at will, (ii) Sublessee shall continue to pay the fixed rent and additional rent provided in this Sublease, except that during any such holdover period the fixed rent payable under this Sublease shall be twice the fixed rent payable immediately preceding the Expiration Date, (iii) there shall be no renewal or extension of this Sublease by operation of law and
(iv) notwithstanding any law, regulation, ordinance or governmental order to the contrary, such tenancy at will may be terminated upon thirty (30) days' notice from Sublessor. The provisions of this paragraph shall survive the expiration or earlier termination of this Sublease.

                  (b) Sublessee shall indemnify and shall save both Prime Lessor and Sublessor harmless from and against all costs, claims, loss or liability resulting from the failure of Sublessee to surrender the Subleased Premises on the Expiration Date or sooner termination of this Sublease, including, without limitation, (i) any claims of any succeeding tenant of Prime Lessor based on such failure and (ii) the obligations of Sublessor pursuant to Section 42.12 of the Prime Lease to pay Prime Lessor as liquidated damages, for each month and for each portion of any month during which Sublessor holds over in the Prime Leased Premises after the expiration or termination of the term of the Prime Lease. The aforesaid obligations shall survive the expiration or sooner termination of the term of this Sublease.

                  21. Security. Sublessee has deposited with Sublessor the sum of $64,724 as security for the faithful performance and observance by Sublessee of the terms, covenants and conditions of this Sublease. It is agreed that in the event Sublessee defaults in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, the payment of fixed rent and additional rent, Sublessor may, but shall not be obligated to, use, apply, or retain the whole or any part of the security so deposited to the extent required for payment of any fixed rent and additional rent or any other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default, including but not limited to, any damages or deficiency in reletting of the Subleased Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. Sublessee shall, upon demand, deposit with Sublessor the full amount so used, in order that Sublessor shall have the full security deposit on hand at all times during the term of this Sublease. In the event that Sublessee shall fully and faithfully comply with all of the terms, covenants and conditions of this Sublease, the security shall be returned to Sublessee after the date fixed as the end of the Sublease and after the delivery of possession of the Subleased Premises to Sublessor vacant, broom clean and otherwise in the condition required hereunder and under the Prime Lease. In the event of a transfer or assignment of this Sublease by Sublessor, Sublessor shall have the right to transfer the security to the transferee or assignee and Sublessor shall thereupon be released by Sublessee from all liability for the return of such security; and it is agreed that the provisions thereof shall apply to every transfer or assignment made of the security to a new Sublessor. Sublessee further covenants that it will not assign or encumber, or attempt to assign or encumber, monies deposited herein as security, and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                  22. Binding Agreement. This Sublease shall be binding on Sublessor and Sublessee and on their respective legal representatives, successors and permitted assigns. This Sublease may not be modified except by instrument in writing signed by both parties.

                  23. Signs. Sublessee shall not install in the Subleased Premises or on or in any portion of the Subleased Premises or the Building any exterior or interior signs, notices, advertisements, name plates or lettering without the prior written consent of Sublessor and Prime Lessor in each instance.

                  24. Consents and Approvals. (a) In any instance when Sublessor's consent or approval is required under this Sublease, Sublessor's refusal to consent to or approve any matter shall be deemed reasonable if such consent or approval has not been obtained from the Prime Lessor, after having been timely made by Sublessor. If Sublessee shall seek the approval by or consent of Sublessor and Sublessor shall fail or refuse to give such consent or approval, Sublessor shall not be entitled to any damages for any withholding or delay of such approval or consent by Sublessor, it being intended that Sublessee's sole remedy shall be an action for injunction or specific performance and that said remedy of an action for injunction or specific performance shall be available only in those cases where Sublessor shall have expressly agreed in writing not to unreasonably withhold or delay its consent.

                  (b) This Sublease shall have no effect until the Prime Lessor shall have given its written consent hereto in accordance with the terms of the Prime Lease. If the Prime Lessor does not give its consent to this Sublease for any reason on or before sixty (60) days following the date hereof, this Sublease shall be deemed null and void and of no effect, unless Sublessor and Sublessee mutually agree to extend the time period for obtaining the Prime Lessor's consent. Any fee or other charges imposed by the Prime Lessor in connection with granting its consent shall be paid by Sublessee.

                  25. Attorneys' Fees. In case it shall be necessary for Sublessor to institute any suit or proceeding against Sublessee for the nonpayment of rent or for the violation of any of the covenants or provisions of this Sublease or for the recovery of possession of the Subleased Premises, and Sublessor shall prevail therein, then, and in any of such events, Sublessee shall be obligated to pay to Sublessor reasonable attorneys' fees and disbursements, incurred for the institution and prosecution of any such suit or proceedings.

                  26. Amendment of Prime Lease. Sublessor reserves its right to amend or modify the Prime Lease provided that such amendment does not materially or adversely affect Sublessee.

                  27. Hazardous Materials. Sublessee shall use no Hazardous Materials in, on, under or about the Subleased Premises or any part of the Building and surrounding areas, except for de minimus amounts thereof commonly used in offices (provided that such Hazardous Materials are used in compliance with all applicable laws). As used herein, "Hazardous Materials" shall mean any materials that are now or hereafter regulated by any governmental authority or that pose a hazard to the environment or human health.

                  28. End of Term. On the Expiration Date or sooner termination of the Term of this Sublease, Sublessee shall comply with the surrender provisions of the Prime Lease (to the extent applicable to the Subleased Premises). Sublessee agrees to reimburse Sublessor for all costs and expenses incurred in removing and storing Sublessee's property, or repairing any damage to the Subleased Premises caused by or resulting from Subtenant's failure to comply with the provisions of this paragraph The provisions of this paragraph shall survive the expiration or earlier termination of this Sublease.

                  29. Counterparts. This Sublease may be executed in one or more counterparts, and each counterpart shall be deemed to be an original document. All executed counterparts together shall constitute one and the same agreement.

                  30. Governing Law. This Sublease shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.


                  IN WITNESS WHEREOF, duly authorized representatives of the parties hereto have executed this Sublease as of the day and year first above written.

WITNESS:                      SOUTHERN PROGRESS CORPORATION


/s/ Faith  G. Melonsky           by: /s/ Larry N. Ethridge
------------------------            -------------------------------------------
                                     Name: Larry N. Ethridge
                                     Title: Director of Administrative Services


WITNESS:                      PRINCETON VIDEO IMAGE, INC.


/s/ Rebecca Hollins              by: /s/ Lawrence L. Epstein
------------------------            -------------------------------------------
                                     Name: Lawrence L. Epstein
                                     Title: VP/CFO